                                 EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of TCI Portfolios, Inc. dated June 3, 1987
            (filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios, Inc. dated July 22, 1988
            (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc. dated August 11, 1993
            (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a4    Articles Supplementary of TCI Portfolios, Inc., dated November 30,
            1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
            (filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
            (filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios, Inc., dated April 1, 1997
            (filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century Variable Portfolios, Inc.
            dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment
            No. 20 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century Variable Portfolios, Inc.
            dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated February 16, 1999 (filed as Exhibit a10 to Post-Effective
            Amendment No. 25 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on March 17, 1999, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated October 12, 2000 (filed as Exhibit a11 to Post-Effective
            Amendment No. 29 to the Registration Statement on December 1, 2000,
            File No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated May 21, 2001 (filed as Exhibit a12 to Post-Effective Amendment
            No. 31 to the Registration Statement of the Registrant filed on June
            1, 2001, File No. 33-14567 and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Variable Portfolios, Inc.
            to be filed by amendment.

EX-99.b1    Amended  and  Restated  By-Laws  of TCI  Portfolios,  Inc.(filed  as
            Exhibit 2 to  Post-Effective  Amendment  No. 17 to the  Registration
            Statement on Form N-1A of the Registrant,  File No. 33-14567,  filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2    Amendment  to  Amended  and  Restated  By-Laws of  American  Century
            Variable  Portfolios,  Inc.  (filed as Exhibit b2 to  Post-Effective
            Amendment No. 24 to the  Registration  Statement on Form N-1A of the
            Registrant,  File No.  33-14567,  filed on  January  15,  1999,  and incorporated herein by reference).

EX-99.d1    Management  Agreement between American Century Variable  Portfolios,
            Inc. and American Century Investment Management, Inc. dated November
            16, 1998 (filed as Exhibit d to  Post-Effective  Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant,  File No.
            33-14567,  filed on January 15,  1999,  and  incorporated  herein by reference).

EX-99.d2    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc. and American Century Investment
            Management, Inc. dated December 1, 2000 (filed as Exhibit d2 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on April 12,
            2001, and incorporated herein by reference).

EX-99.d3    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc. and American Century Investment
            Management, Inc. dated June 18, 2001 (filed as Exhibit d3 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on July 16,
            2001, and incorporated herein by reference).

EX-99.d4    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc. and American Century Management, Inc. to
            be filed by amendment.

EX-99.e1    Distribution Agreement between American Century Variable Portfolios,
            Inc. and American Century Investment Services, Inc. dated March 13,
            2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Variable Portfolios, Inc. and American Century Investment
            Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Variable Portfolios, Inc. and American Century Investment
            Services, Inc. dated November 20, 2000 (filed as Exhibit e3 to
            Post-Effective Amendment No. 29 to the Registration Statement of the
            Registrant, File No. 33-14567, filed on December 1, 2000 and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century World Mutual Funds, Inc. and American Century Investment
            Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001 and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century World Mutual Funds, Inc. and American Century Investment
            Services, Inc., dated April 30, 2001 (filed as Exhibit e5 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001 and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century Variable Portfolios, Inc. and American Century Investment
            Services, Inc. dated May 24, 2001 (filed as Exhibit e6 to
            Post-Effective Amendment No. 32 to the Registration Statement of the
            Registrant, File No. 33-14567, filed on July 16, 2001 and
            incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc., dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
            Amendment No. 21 to the Registration Statement of American Century
            Capital Portfolios, Inc., File No. 33-64872, filed on July 30, 2001 and incorporated herein by reference).

EX-99.e8    Amendment No. 7 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc., dated August 1, 2001 (filed as Exhibit e8 to Post-Effective
            Amendment No. 16 to the Registration Statement of American Century
            Investment Trust, File No. 33-65170, filed on November 30, 2001 and incorporated herein by reference).

EX-99.e9    Amendment No. 8 to the Distribution Agreement between American
            Century Variable Portfolios, Inc. and American Century Services,
            Inc. to be filed by amendment.

EX-99.g1    Global Custody Agreement between The Chase Manhattan Bank and the
            Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement between The Chase Manhattan
            Bank and the Twentieth Century and Benham Funds, dated December 9,
            2000, filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement of American Century Variable Portfolios II,
            Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.g3    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with Twentieth Century Services, Inc.
            (formerly J. E. Stowers & Company) dated October 15, 1987 (filed as
            Exhibit 9 to Post-Effective Amendment No. 19 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent dated as of December 18,
            2001 (filed as Exhibit h7 to Post-Effective Amendment No. 33 to the
            Registration Statement of American Century California Tax-Free and
            Municipal Funds, File No. 2-82734, on December 28, 2001 and
            incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 28 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on September 28, 2000, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP to be filed by amendment.

EX-99.j2    Power of Attorney dated November 30, 2001 (filed as Exhibit j3 to
            Post-Effective Amendment No. 94 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on December 13, 2001 and incorporated herein by reference).

EX-99.m     Class II, Master Distribution Plan of American Century Variable
            Portfolios, Inc. dated May 18, 2001 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement of the
            Registrant, File No. 33-14567, filed on July 16, 2001 and
            incorporated herein by reference).

EX-99.n1    Multiple Class Plan of American Century Variable Portfolios Inc.
            dated May 18, 2001 (filed as Exhibit n1 to Post-Effective Amendment
            No. 32 to the Registration Statement of the Registrant, File No.
            33-14567, filed on July 16, 2001 and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to Multiple Class Plan of American Century Variable
            Portfolios, Inc. to be filed by amendment.

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p1 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on March 10, 2000, and incorporated herein by reference).

EX-99.p2    Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on April 12, 2001, and incorporated herein by reference).